                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) November 1, 2000



                       APPLIED ANALYTICAL INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




             Delaware                    0-21185                 04-2687849
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                           2320 Scientific Park Drive
                        Wilmington, North Carolina 28405
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                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (910) 254-7000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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              (Former name or address, if changed from last report)

Item 5.           Other Events.

         On November 1, 2000, Applied Analytical Industries, Inc. (the "Company") issued a press release reporting the Company's second quarter loss of approximately 4 cents per share for the period ending September 30, 2000. The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein. In addition, on November 7, 2000, the Company issued a second press release which described developments in the Company's product pipeline. The November 7, 2000 press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

                  Exhibit 99.1  --        Press release dated November 1, 2000
                  Exhibit 99.2  --        Press release dated November 7, 2000

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2000

                              APPLIED ANALYTICAL INDUSTRIES, INC.


                              By: /s/ William L. Ginna, Jr.
                                  ----------------------------------------------
                                  William L. Ginna, Jr.
                                  Executive Vice President and Chief
                                  Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                     Exhibits
         -----------                     --------

         Exhibit 99.1                    Press release dated November 1, 2000
         Exhibit 99.2                    Press release dated November 7, 2000